SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-50167	03-0483872
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2201 4th Avenue N, Birmingham, Alabama 35203
(Address of principal executive offices) (Zip Code)

(205) 870-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 28, 2017, the Registrant issued a press release announcing its financial results for the three and twelve months ended December 31, 2016. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 23, 2017, W. Stancil Starnes notified the Nominating and Corporate Governance Committee that he has opted not to stand for re-election as a director at the Registrant's next annual meeting of shareholders on May 17, 2017. Mr. Starnes has indicated that his decision to decline consideration for re-election is not based upon any disagreement with the Registrant's management or the Board of Directors.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

99    Press release dated February 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY CORPORATION

Date:	February 28, 2017	By:	/s/ Samuel J. Simon
		Name:	Samuel J. Simon
		Title:	Executive Vice President, General Counsel and Assistant Secretary